                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

I.  RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                           457,397.72
         Available Funds:
             Contract Payments due and received in this period                                      5,414,842.28
             Contract Payments due in prior period(s) and received in this period                     332,721.35
             Contract Payments received in this period for next period                                147,085.25
             Sales, Use and Property Tax, Maintenance, Late Charges                                   174,258.46
             Prepayment Amounts related to early termination in this period                           865,146.89
             Servicer Advance                                                                         670,637.58
             Proceeds received from recoveries on previously Defaulted Contracts                            0.00
             Transfer from Reserve Account                                                             11,729.75
             Interest earned on Collection Account                                                     20,736.45
             Interest earned on Affiliated Account                                                      3,985.03
             Proceeds from repurchase of Contracts per Contribution and
              Servicing Agreement Section 5.03                                                              0.00
             Amounts paid per Contribution and Servicing Agreement
                 Section 7.01 (Substituted contract < Predecessor contract)                                 0.00
             Amounts paid under insurance policies                                                          0.00
             Any other amounts                                                                              0.00
                                                                                                ----------------
         Total Available Funds                                                                      8,098,540.76
         Less: Amounts to be Retained in Collection Account                                           468,789.53
                                                                                                ----------------
         AMOUNT TO BE DISTRIBUTED                                                                   7,629,751.23
                                                                                                ================

         DISTRIBUTION OF FUNDS:
               1.  To Trustee -  Fees                                                                       0.00
               2.  To Servicer, any unreimbursed Nonrecoverable Advances or
                     Servicer Advances                                                                332,721.35
               3.  To Noteholders (For Servicer Report immediately following the
                      Final Additional Closing Date)

                     a) Class A1 Principal and Interest                                                     0.00
                     a) Class A2 Principal (distributed after A1 Note matures)
                          and Interest                                                              4,985,372.62
                     a) Class A3 Principal (distributed after A2 Note matures)
                           and Interest                                                               522,208.33
                     a) Class A4 Principal (distributed after A3 Note matures)
                          and Interest                                                                619,968.75
                     b) Class B Principal and Interest                                                104,841.88
                     c) Class C Principal and Interest                                                210,270.56
                     d) Class D Principal and Interest                                                142,037.48
                     e) Class E Principal and Interest                                                188,868.04

               4.  To Reserve Account for Requirement per Indenture Agreement
                      Section 3.08                                                                          0.00
               5.  To Issuer - Residual  Principal and Interest and Reserve
                      Account Distribution
                     a) Residual Interest (Provided no Restricting or
                         Amortization Event in effect)                                                 61,034.43
                     b) Residual Principal (Provided no Restricting or
                         Amortization Event in effect)                                                164,655.37
                     c)  Reserve Account Distribution (Provided no
                          Restricting or Amortization Event in effect)                                 11,729.75
               6.  To Servicer, Tax, Maintenance, Late Charges and Bank
                    Interest Earned and Any Other Amounts                                             198,979.94
               7.  To Servicer, Servicing Fee and other Servicing Compensations                        87,062.73
                                                                                                ----------------
     TOTAL FUNDS DISTRIBUTED                                                                        7,629,751.23
                                                                                                ================


         End of Period Collection Account Balance {Includes Payments in                         ----------------
               Advance & Restricting Event Funds (if any)}                                            468,789.53
                                                                                                ================

II.  RESERVE ACCOUNT

Beginning Balance                                                                               $   2,925,289.09
            - Add Investment Earnings                                                                  11,729.75
            - Add Transfer from Certificate Account (To Satisfy Reserve
               Account Requirement)                                                                         0.00
            - Less Distribution to Certificate Account                                                 11,729.75
                                                                                                ----------------
End of period balance                                                                           $   2,925,289.09
                                                                                                ================

Reserve Account Requirement (Lesser of: (i) Initial Reserve Account
 Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                      $   2,925,289.09
                                                                                                ================

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                                146,191,116.22
                           Pool B                                 58,115,657.62
                                                              ------------------
                                                                                          204,306,773.84
Class A Overdue Interest, if any                                           0.00
Class A Monthly Interest - Pool A                                    928,535.99
Class A Monthly Interest - Pool B                                    369,122.83

Class A Overdue Principal, if any                                          0.00
Class A Monthly Principal - Pool A                                 2,874,556.78
Class A Monthly Principal - Pool B                                 1,955,334.10
                                                              ------------------
                                                                                            4,829,890.88
Ending Principal Balance of the Class A Notes
                           Pool A                                143,316,559.44
                           Pool B                                 56,160,323.52
                                                              ------------------        ----------------
                                                                                          199,476,882.96
                                                                                        ================

-------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $257,425,000                    Original Face $257,425,000                                Balance Factor
                $ 5.040920                                  $ 18.762323                                      77.489320%
-------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Class A1                                              0.00
                           Class A2                                     25,681,773.84
                           Class A3                                     83,000,000.00
                           Class A4                                     95,625,000.00
                                                                    -----------------

Class A Monthly Interest                                                                                    204,306,773.84
                           Class A1 (Actual Number Days/360)                     0.00
                           Class A2                                        155,481.74
                           Class A3                                        522,208.33
                           Class A4                                        619,968.75
                                                                    -----------------

Class A Monthly Principal
                           Class A1                                              0.00
                           Class A2                                      4,829,890.88
                           Class A3                                              0.00
                           Class A4                                              0.00
                                                                    -----------------
                                                                                                              4,829,890.88
Ending Principal Balance of the Class A Notes
                           Class A1                                              0.00
                           Class A2                                     20,851,882.96
                           Class A3                                     83,000,000.00
                           Class A4                                     95,625,000.00
                                                                    -----------------
                                                                                                            --------------
                                                                                                            199,476,882.96
                                                                                                            ==============


Class A2

--------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000               Ending Principal
Original Face $39,000,000           Original Face $39,000,000               Balance Factor
          $ 3.986711                             $ 123.843356                53.466367%
--------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                     2,491,253.90
                                           Pool B                       990,321.80
                                                                  -----------------
                                                                                            3,481,575.70

           Class B Overdue Interest, if any                                   0.00
           Class B Monthly Interest - Pool A                             16,110.11
           Class B Monthly Interest - Pool B                              6,404.08
           Class B Overdue Principal, if any                                  0.00
           Class B Monthly Principal - Pool A                            48,998.13
           Class B Monthly Principal - Pool B                            33,329.56
                                                                  -----------------
                                                                                               82,327.69
           Ending Principal Balance of the Class B Notes
                                           Pool A                     2,442,255.77
                                           Pool B                       956,992.24
                                                                  -----------------         ------------
                                                                                            3,399,248.01
                                                                                            ============


           -------------------------------------------------------------------------------------------
           Interest Paid Per $1,000         Principal Paid Per $1,000                 Ending Principal
           Original Face $4,387,000         Original Face $4,387,000                  Balance Factor
                       $ 5.132024                            $ 18.766284                    77.484568%
           -------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                           Pool A                  4,983,198.96
                                           Pool B                  1,980,952.41
                                                                ----------------
                                                                                        6,964,151.37

           Class C Overdue Interest, if any                                0.00
           Class C Monthly Interest - Pool A                          32,639.95
           Class C Monthly Interest - Pool B                          12,975.24
           Class C Overdue Principal, if any                               0.00
           Class C Monthly Principal - Pool A                         97,996.25
           Class C Monthly Principal - Pool B                         66,659.12
                                                                ----------------
                                                                                          164,655.37
           Ending Principal Balance of the Class C Notes
                                           Pool A                  4,885,202.71
                                           Pool B                  1,914,293.29
                                                                ----------------        ------------
                                                                                        6,799,496.00
                                                                                        ============

           --------------------------------------------------------------------------------------
           Interest Paid Per $1,000         Principal Paid Per $1,000           Ending Principal
           Original Face $8,775,000         Original Face $8,775,000            Balance Factor
                    $ 5.198312                            $ 18.764145              77.487134%
           --------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                 3,322,132.63
                                           Pool B                 1,320,634.95
                                                                  -------------
                                                                                     4,642,767.58

           Class D Overdue Interest, if any                               0.00
           Class D Monthly Interest - Pool A                         23,088.82
           Class D Monthly Interest - Pool B                          9,178.41
           Class D Overdue Principal, if any                              0.00
           Class D Monthly Principal - Pool A                        65,330.84
           Class D Monthly Principal - Pool B                        44,439.41
                                                                  -------------
                                                                                       109,770.25
           Ending Principal Balance of the Class D Notes
                                           Pool A                 3,256,801.79
                                           Pool B                 1,276,195.54
                                                                  -------------
                                                                                   ---------------
                                                                                     4,532,997.33
                                                                                   ===============

           ----------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
           Original Face $5,850,000                  Original Face $5,850,000                          Balance Factor
                         $ 5.515766                                $ 18.764145                            77.487134%
           ----------------------------------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                         4,153,011.43
                                           Pool B                         1,650,948.10
                                                                   --------------------
                                                                                                                5,803,959.53

           Class E Overdue Interest, if any                                       0.00
           Class E Monthly Interest - Pool A                                 36,961.80
           Class E Monthly Interest - Pool B                                 14,693.44
           Class E Overdue Principal, if any                                      0.00
           Class E Monthly Principal - Pool A                                81,663.54
           Class E Monthly Principal - Pool B                                55,549.26
                                                                   --------------------
                                                                                                                  137,212.80
           Ending Principal Balance of the Class E Notes
                                           Pool A                         4,071,347.89
                                           Pool B                         1,595,398.84
                                                                   --------------------                        -------------
                                                                                                                5,666,746.73
                                                                                                               =============

           ----------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                  Principal Paid Per $1,000             Ending Principal
           Original Face $7,313,000                  Original Face $7,313,000              Balance Factor
                         $ 7.063481                                $ 18.762861                 77.488674%
           ----------------------------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                           Pool A                                   4,985,901.15
                                           Pool B                                   1,982,159.65
                                                                                  ---------------
                                                                                                                  6,968,060.80

           Residual Interest - Pool A                                                  52,709.23
           Residual Interest - Pool B                                                   8,325.20
           Residual Principal - Pool A                                                 97,996.25
           Residual Principal - Pool B                                                 66,659.12
                                                                                  ---------------
                                                                                                                    164,655.37
           Ending Residual Principal Balance
                                           Pool A                                   4,887,904.90
                                           Pool B                                   1,915,500.53
                                                                                  ---------------
                                                                                                               ---------------
                                                                                                                  6,803,405.43
                                                                                                               ===============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        87,062.73
            - Servicer Advances reimbursement                                                                      332,721.35
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                      198,979.94
                                                                                                               --------------
           Total amounts due to Servicer                                                                           618,764.02
                                                                                                               ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 14, 2001

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                   166,126,614.26

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                        0.00

               Decline in Aggregate Discounted Contract Balance                                                    3,266,541.79
                                                                                                                 --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the ending of the related Collection Period                                       162,860,072.47
                                                                                                                 ==============
               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           2,910,932.75

                   - Principal portion of Prepayment Amounts                                   355,609.04

                   - Principal portion of Contracts repurchased under Indenture
                      Agreement Section 4.02                                                         0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                        have become Defaulted Contracts during the Collection Period                 0.00

                   - Aggregate Discounted Contract Balance of Substitute
                         Contracts added during Collection Period                                    0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                         Contracts withdrawn during Collection Period                                0.00

                                                                                           --------------
                             Total Decline in Aggregate Discounted Contract Balance          3,266,541.79
                                                                                           ==============
POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                    66,040,674.55

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                        0.00

               Decline in Aggregate Discounted Contract Balance                                                    2,221,970.57
                                                                                                                 --------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                       63,818,703.98
                                                                                                                ===============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           1,718,388.34

                   - Principal portion of Prepayment Amounts                                   503,582.23

                   - Principal portion of Contracts repurchased under Indenture
                         Agreement Section 4.02                                                      0.00

                   - Aggregate Discounted Contract Balance of Contracts that
                         have become Defaulted Contracts during the Collection Period                0.00

                   - Aggregate Discounted Contract Balance of Substitute
                         Contracts added during Collection Period                                    0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                         Contracts withdrawn during Collection Period                                0.00

                                                                                             ------------
                            Total Decline in Aggregate Discounted Contract Balance           2,221,970.57
                                                                                             ============

                                                                                                                 --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                226,678,776.45
                                                                                                                 ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

           POOL A                                                                                                Predecessor
                                                             Discounted             Predecessor                  Discounted
              Lease #                Lessee Name             Present Value          Lease #                      Present Value
              -----------------------------------------      -------------------    ---------------------        --------------
                                     NONE



                                                            -------------------                                 ---------------
                                             Totals:               $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                           $          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                          NO     X
                                                                                       -------                     ------

           POOL B                                                                                                Predecessor
                                                             Discounted             Predecessor                  Discounted
              Lease #                Lessee Name             Present Value          Lease #                      Present Value
              -----------------------------------------      -------------------    ---------------------        --------------
                                     NONE



                                                            -------------------                                 ---------------
                                             Totals:               $0.00                                             $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $         0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                    0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED
               (>180 DAYS), THE SERVICER HAS FAILED
                TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                           NO     X
                                                                                      --------                      --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                              Predecessor
                                                                         Discounted             Predecessor        Discounted
              Lease #           Lessee Name                              Present Value          Lease #            Present Value
              --------------------------------------------------------   ----------------       ---------------    -------------
              2841-002          MEDICAL IMAGING CO., INC.                $ 980,724.35           2207-005           $1,326,497.89
              2908-001          ALASE, L.L.C.                            $131,731.36
              2002476-2         ASHLAND AREA COMMUNITY HOSPITAL INC.     $169,739.33
                                CASH                                     $ 44,302.85

                                                                         --------------                             -------------
                                                         Totals:          $1,326,497.89                             $1,326,497.89

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        1,326,497.89
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $202,195,615.75
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.66%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                     $1,326,497.89
b)  Total discounted Contract Balance of Substitute Receivables                      $1,282,195.04
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                 $   44,302.85

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES     X                     NO
                                                                                         --------                     ------

              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                  Predecessor
                                                                          Discounted         Predecessor     Discounted
              Lease #           Lessee Name                               Present Value      Lease #         Present Value
              -------------------------------------------------------     -------------      ------------    -------------
              1679-002          OPENSIDED MRI OF ST. LOUIS, L.L.C.        $506,250.32        2207-004          $611,746.22
              1218-020          MEDICAL SERVICES OF AMERICA               $200,642.43

                                                                          -----------                        -------------
                                                    Totals:               $706,892.75                          $611,746.22

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                    $   611,746.22
              b) ADCB OF POOL B AT CLOSING DATE                                                               $90,333,293.68
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.68%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                         $611,746.22
b)  Total discounted Contract Balance of Substitute Receivables                          $706,892.75
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                     -$95,146.53

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES     X             NO
                                                                                             --------             -----

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 14, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.      AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
              This Month                            3,534,262.73             This Month                     226,678,776.45
              1 Month Prior                         3,316,306.30             1 Month Prior                  232,167,288.81
              2 Months Prior                        2,765,214.85             2 Months Prior                 237,589,904.20

              Total                                 9,615,783.88             Total                          696,435,969.46

              a) 3 MONTH AVERAGE                    3,205,261.29             b) 3 MONTH AVERAGE             232,145,323.15

              c) a/b                                       1.38%

2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes             No     X
                                                                                           -------         ------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                    Yes             No     X
                                                                                           -------         ------
              B. An Indenture Event of Default has occurred and is then continuing?    Yes             No     X
                                                                                           -------         ------

4.            Has a Servicer Event of Default occurred?                                Yes             No     X
                                                                                           -------         ------


5.            Amortization Event Check

              A. Is 1c  > 8%?                                                          Yes             No     X
                                                                                           -------         ------
              B. Bankruptcy, insolvency, reorganization; default/violation of
                 any covenant or obligation not remedied within 90 days?               Yes             No     X
                                                                                           -------         ------
              C. As of any Determination date, the sum of all defaulted
                 contracts since the Closing date exceeds 6% of the
                 ADCB on the Closing Date?                                             Yes             No     X
                                                                                           -------         ------

6.            Aggregate Discounted Contract Balance at Closing Date                   Balance  $ 270,243,724.70
                                                                                               ----------------


              DELINQUENT LEASE SUMMARY

                  Days Past Due                Current Pool Balance          # Leases
                  -------------                --------------------          --------
                        31 - 60                        6,761,432.52                49
                        61 - 90                          530,997.93                14
                       91 - 180                        3,534,262.73                21

Approved By:
Lisa J. Cruikshank
Vice President